     =====================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K

                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 April 21, 1998
                       (Date of earliest event reported)

     ---------------------------------------------------------------------

                           GOLDEN STATE BANCORP INC.
             (Exact name of registrant as specified in its charter)


                                   333-28037
                            (Commission File Number)



         Delaware                                       95-4642135
(State or other jurisdiction                         (I.R.S. Employer
      of incorporation)                           Identification Number)


414 North Central Avenue, Glendale, California             91203
   (Address of principal executive office)              (Zip Code)


              Registrant's telephone number, including area code
                                (818) 500-2000

     =====================================================================

Item 2.  Acquisition or Disposition of Assets

       On April 21, 1998, Golden State Bancorp. Inc. ("Golden State"), parent company of Glendale Federal Bank ("Glendale Federal"), announced that it had received approval from the Office of Thrift Supervision to acquire CENFED Financial Corporation ("CENFED"), parent company of CenFed Bank. The transaction was consummated April 21, 1998 and is accounted for as a purchase business combination. As previously reported, the terms of the transaction provided for a tax-free exchange of 1.2 shares of Golden State common stock for each outstanding share of CENFED's common stock.

Item 5.  Other Events

       On April 23, 1998, Golden State announced that its Board of Directors had declared a distribution of its Litigation Tracking Warrants (LTW/TM/s) to its common stockholders of record on May 7, 1998 on the basis of one LTW/TM/ for each share held as of the close of business on that date. The LTW/TM/s will represent the right to receive, upon exercise, Golden State common stock equal in value to 85 percent of the net after-tax proceeds, if any, from Glendale Federal's pending goodwill lawsuit against the United States Government. Certificates representing the LTW/TM/s are expected to be mailed to stockholders on May 29, 1998. Golden State has reserved additional LTW/TM/s for distribution in connection with future conversions and exercises of its outstanding convertible preferred stock, warrants, and employee stock options. Golden State plans to distribute, or hold in reserve for future distribution, to its securities holders approximately 85.8 million LTW/TM/s.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

       (a) Financial statements of business acquired

           The following consolidated financial statements of CENFED Financial Corporation have been included:

           1. Consolidated Statements of Financial Condition as of March 31, 1998 and December 31, 1997
           2. Consolidated Statements of Operations for the three months ended March 31, 1998 and 1997
           3. Consolidated Statements of Cash Flows for the three months ended March 31, 1998 and 1997
           4. Notes to Consolidated Financial Statements.

       (b) Pro forma financial information

           Pro forma financial information relating to the acquisition of CENFED Financial Corporation is set forth under the caption "Unaudited Pro Forma Condensed Combined Financial Statements" in the Registration Statement on Form S-4 filed with Securities and Exchange Commission by Golden State in connection with such acquisition (Registration No. 333-47607).

       (c) Exhibits

           99A. Press release, dated April 21, 1998, regarding receipt of regulatory approval to acquire CENFED Financial Corp.

           99B. Press release, dated April 23, 1998, regarding declaration of distribution of Litigation Tracking Warrant/TM/s.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                     Golden State Bancorp Inc.
                                                  ------------------------------
                                                           (Registrant)



Date:      May 5, 1998                 By:  /s/ John E. Haynes
       ---------------------                ------------------------------------
                                            John E. Haynes
                                            Chief Financial Officer

CENFED FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS                                     MARCH 31, 1998           DECEMBER 31, 1997
                                                                               --------------           -----------------
ASSETS:
Cash and amounts due from banks                                                 $   15,557               $   24,947
Federal funds sold                                                                   8,000                    2,000
                                                                                ----------               ----------
          Cash and cash equivalents                                                 23,557                   26,947
                                                                                ----------               ----------

Other debt and equity securities available for sale, at fair value                 103,760                  166,885
Mortgage-backed securities available for sale, at fair value                       363,362                  417,393
Loans held for investment, net of allowance for loan losses                      1,326,276                1,408,788
Loans held for sale, at lower of cost or fair value                                112,104                  116,770
Real estate held for sale or investment, net                                           204                      204
Real estate acquired in settlement of loans ("REO")                                  4,158                    4,004
Accrued interest receivable                                                         13,409                   15,700
Investment in capital stock of Federal Home Loan Bank, at cost                      23,253                   22,914
Premises and equipment, net                                                          7,372                    7,804
Mortgage servicing rights                                                            4,843                    5,206
Intangible assets, less of accumulated amortization                                    202                      203
Deferred income taxes                                                                3,558                    3,558
Other assets                                                                         8,113                   11,097
                                                                                ----------               ----------
                                                                                $1,994,171               $2,207,473
                                                                                ==========               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Customer deposit accounts                                                       $1,425,310               $1,551,240
Securities sold under agreements to repurchase                                      63,338                   74,488
FHLB advances                                                                      338,000                  413,500
Other borrowings                                                                    17,750                   17,750
Other liabilities                                                                   10,045                   14,889
Income tax payable                                                                     465                        -
                                                                                ----------               ----------
          Total liabilities                                                      1,854,908                2,071,867
                                                                                ----------               ----------

Commitments and contingent liabilities
Common stock, $.01 par value
  Authorized shares: 14,000,000 at March 31, 1998 and December 31, 1997
  Outstanding shares: 6,138,966 at March 31, 1998
   and 6,005,638 at December 31, 1997                                                   62                       61
Additional paid in capital                                                          65,381                   64,693
Treasury stock, at cost: 68,500 shares                                              (2,055)                  (2,055)
Retained earnings - substantially restricted                                        72,856                   70,623
Unrealized gain (loss) on securities available for sale, net of tax                  3,019                    2,527
Deferred compensation - retirement plans                                                 -                     (243)
                                                                                ----------               ----------
          Total stockholders' equity                                               139,263                  135,606
                                                                                ----------               ----------
                                                                                $1,994,171               $2,207,473
                                                                                ==========               ==========


CENFED FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                     THREE MONTHS ENDED MARCH 31,
                                                                     ----------------------------
   IN THOUSANDS, EXCEPT SHARE AMOUNTS                                     1998           1997
                                                                     ----------------------------
INTEREST AND DIVIDEND INCOME:
   Loans                                                              $   29,261     $   29,684
   Mortgage-backed securities                                              7,059          8,007
   Investment securities and short-term investments                        2,168          2,577
                                                                      ----------     ----------
        Total interest and dividend income                                38,488         40,268
                                                                      ----------     ----------

INTEREST EXPENSE:
   Customer deposit accounts                                              18,496         19,519
   Short-term borrowings                                                   1,101          1,931
   Other                                                                   5,896          5,582
                                                                      ----------     ----------
        Total interest expense                                            25,493         27,032
                                                                      ----------     ----------

        Net interest expense                                              12,995         13,236
PROVISIONS FOR LOAN LOSSES                                                     -          2,500
                                                                      ----------     ----------
        Net interest income after provisions for loan losses              12,995         10,736
                                                                      ----------     ----------

OTHER INCOME:
   Loan servicing income, net                                                589            734
   Other fees and service charges                                          1,308          1,213
   Gain (loss) on sale of loans                                                -              -
   Gain on sale of mortgage-backed securities, net                           541          1,131
   Gain on sale of debt and equity securities                                154            (59)
   Other                                                                    (128)            39
                                                                      ----------     ----------
        Total non-interest income                                          2,464          3,058
                                                                      ----------     ----------

OTHER EXPENSES:
   Compensation and employee benefits                                      3,901          4,443
   Occupancy expense, net                                                    925            889
   Advertising and marketing                                                  57            134
   Regulatory insurance                                                      246            246
   Furniture, fixtures and equipment                                         378            501
   Stationery, supplies and postage                                          245            234
   Other general and administrative expenses                               1,886          1,610
                                                                      ----------     ----------
        Total general and administrative expenses                          7,638          8,057

   SAIF special assessment                                                     -              -
   Operations of real estate held for sale or investment                      29             70
   Operations of real estate acquired in settlement of loans               1,431            243
   Merger costs                                                            1,636              -
   Intangible amortization                                                     1              1
                                                                      ----------     ----------
        Total other expenses                                              10,735          8,371
                                                                      ----------     ----------

        Earnings before income taxes                                       4,724          5,423
INCOME TAX EXPENSE (BENEFIT)                                               1,944          1,887
                                                                      ----------     ----------
        NET EARNINGS                                                  $    2,780     $    3,536
                                                                      ==========     ==========

EARNINGS PER SHARE:
        Basic                                                         $     0.46     $     0.62
        Diluted                                                             0.45           0.58

WEIGHTED AVERAGE SHARES OUTSTANDING:
        Common shares                                                  6,096,667      5,722,319
        Common shares and dilutive potential shares                    6,156,539      6,050,229


See notes to consolidated financial statements.

CENFED FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS


IN THOUSANDS                                                                  THREE MONTHS ENDED MARCH 31,
                                                                              ----------------------------
                                                                                 1998              1997
                                                                               ----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Earnings                                                                $     2,780      $     3,536
  Adjustments to reconcile net earnings to net cash provided:
    Net amortization of fees, discounts and premiums                                  947              265
    Depreciation and amortization                                                     425              500
    (Gain) loss on sale of loans                                                        -                1
    Gain on sale of investment securities and MBS                                    (688)          (1,071)
    Lower of cost or market adjustment for loans held for sale                          -                -
    Provisions for loan, and real estate losses                                       897            2,642
    Deferred income taxes                                                               -                -
    Originations and purchases of loans held for sale                              (2,976)          (8,597)
    Repayments and prepayments of loans held for sale                               7,481            3,334
    Proceeds from sale of loans held for sale                                           -              232
    (Increase) decrease in accrued interest payable                                 2,291           (1,075)
    Increase (decrease) in accrued interest payable                                (2,231)             (59)
    Change in other assets and other liabilities                                    1,347            5,787
    FHLB stock dividends                                                             (339)            (290)
    Other, net                                                                         (1)               4
                                                                              ------------      -----------
    Net cash provided by operating activities                                       9,933            5,209
                                                                              ------------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investment securities available for sale                              (143)         (23,904)
  Proceeds from sale of investment securities available for sale                   38,650            8,013
  Maturities of investment securities available for sale                           25,000           10,000
  Purchases of MBS available for sale                                                   -          (29,875)
  Proceeds from sale of MBS available for sale                                     33,398           16,689
  Principal repayments on MBS available for sale                                   22,335           12,890
  Loan originations and purchases held for investment                              (7,710)        (110,895)
  Proceeds from sale of loans held for investment                                       -                -
  Loan repayments and prepayments                                                  85,800           41,970
  Purchases of premises and equipment                                                   -             (121)
  Sale of premises and equipment                                                        8                -
  Capital expenditures in REO and real estate held for development and sale          (168)            (262)
  Sale of REO and real estate held for development and sale                         1,945            5,283
                                                                              ------------      -----------
    Net cash provided by (used in) investing activities                           199,115          (70,212)
                                                                              ------------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net increase (decrease) in customer deposit accounts                           (125,930)           7,887
  Net decrease in notes payable                                                         -                -
  Net increase (decrease) in short-term financings:
    FHLB advances                                                                 (75,500)         (50,900)
    Securities sold under agreements to repurchase                                (11,150)          31,026
  Dividends paid to stockholders                                                     (548)            (466)
  Proceeds from long-term FHLB advances                                                 -           84,000
  Proceeds from issuance of common stock                                              690            1,258
  Treasury stock repurchased                                                            -             (496)
                                                                              ------------      -----------
    Net cash provided by (used in) financing activities                          (212,438)          72,309
                                                                              ------------      -----------
  Net decrease in cash and cash equivalents                                        (3,390)           7,306
  Cash and cash equivalents, beginning of period                                   26,947           24,941
                                                                              ------------      -----------
  CASH AND CASH EQUIVALENTS, END OF PERIOD                                    $    23,557       $   32,247
                                                                              ------------      -----------
           SUPPLEMENTARY INFORMATION
CASH PAID FOR:
  Interest on interest-bearing liabilities                                    $    27,724       $   27,072
  Income tax payments (refunds), net                                          $        62       $   (2,550)

NON-CASH ITEMS:
  Real estate acquired in settlement of loans                                 $     3,574       $    8,296
  Net change in unrealized gain (loss) on securities available for sale       $       492       $   (2,279)
  Loans to faciliate the sale of REO                                          $         -       $    2,034

     See notes to consolidated financial statements.

                         CENFED FINANCIAL CORPORATION
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     MARCH 31, 1998, DECEMBER 31, 1997 AND
                  THREE MONTHS ENDED MARCH 31, 1998 AND 1997

(1) BASIS OF PRESENTATION

     The consolidated statement of financial condition as of March 31, 1998, and the related consolidated statements of operations and cash flows for the three-month periods ended March 31, 1998 and 1997, are unaudited. These statements reflect, in the opinion of management, all material adjustments, consisting solely of recurring accruals, necessary for a fair presentation of the financial condition of CENFED Financial Corporation (the "Company") as of March 31, 1998, and its results of operations and cash flows for the three-month periods ended March 31, 1998 and 1997. The results of operations for the unaudited periods are not necessarily indicative of the results of operations to be expected for the entire year of 1998.

     The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and, therefore, do not include all information and footnotes normally included in financial statements prepared in conformity with generally accepted accounting principles. Accordingly, these consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

(2) SUBSEQUENT EVENT

     On April 21, 1998, the Company consummated its merger with Golden State Bancorp Inc. ("Golden State"). The business combination is being recorded by Golden State using the purchase method of accounting. Under the terms of the merger, the Company's shareholders will receive 1.2 shares of Golden State common stock for each share of the Company's common stock they hold.

(3) EARNINGS PER SHARE

     The Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share," effective December 31, 1997. Under this accounting standard, the Company is required to report basic and diluted earnings per share. Basic earnings per shared is computed by dividing net earnings by the average number of shares of common stock outstanding during the period. Diluted earnings per share is determined by dividing net earnings by the average number of shares of common stock outstanding adjusted for the dilutive effect of common stock equivalents. The Company uses the treasury stock method for converting common stock equivalents to common stock. Earnings per share for the three-month periods ended March 31, 1998 and 1997 conform to the provisions of this accounting standard. In addition, earnings per share data was restated to give retroactive recognition to a stock dividend declared in 1997.

(4) DERIVATIVE FINANCIAL INSTRUMENTS

     In response to recent rule amendments of the Securities and Exchange Commission, the following information is presented with respect to derivative financial instruments. The Company has only limited involvement with derivative financial instruments and does not use them for trading purposes.

                         CENFED FINANCIAL CORPORATION
                  Notes to Consolidated Financial Statements
                   March 31, 1998, December 31, 1997 and the
                  Three Months Ended March 31, 1998 and 1997


     The Company purchased interest rate cap contracts in 1996 as a component of its interest rate risk program. The interest rate cap contracts were intended to limit the adverse effects of lifetime interest rate maximums on certain adjustable-rate loans in the Company's loan portfolio. The Company purchased two interest rate cap contracts with notional amounts of $200 million and $75 million and respective strike rates of 7.50% and 7.00%. Under the interest rate cap contracts, if the London Interbank Offered Rate ("LIBOR") exceeds 7%, then the Company will receive a stream of interest payments representing the difference between the actual LIBOR rate and 7% based upon a notional amount of $75 million. If the LIBOR rate exceeds 7.5%, then the Company will receive, in addition, a payment stream representing the difference between the actual LIBOR rate and 7.5%, based upon a notional amount of $200 million.

     The initial cost of the three-year interest rate cap contracts was $2.9 million, which is being charged to interest income on a pro rata basis over the lives of the contracts. At March 31, 1998, the unamortized cost basis in the interest rate caps was $1.2 million. The market value of the cap contracts at that date was approximately $200,000.

(5) RECENT ACCOUNTING PRONOUNCEMENTS

     In February 1997, the FASB issued SFAS No. 129, "Disclosure of Information about Capital Structure" ("SFAS 129"). This statement was issued in connection with SFAS 128 and lists the required disclosure about capital structure that had been included in a number of previously existing separate statements and opinions. Whereas SFAS 128 applies only to public entities, the guidance relative to SFAS 129 is applicable to both public and non-public entities. SFAS 129 is effective for financial statements for periods ending after December 15, 1997. Implementation of SFAS 129 did not have a material adverse effect on the Company's financial condition or results of operations.

     In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"). Comprehensive income represents the change in equity of the Company during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. SFAS 130 establishes standards for reporting and displaying of comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 requires that all components of comprehensive income, which are required to be recognized under accounting standards, be reported in a financial statement that is displayed in equal prominence with the other financial statements. SFAS 130 does not require a specific presentation format but will require the Company to display an amount representing total comprehensive income for the period in the financial statements. SFAS 130 is effective for both interim and annual periods beginning after December 15, 1997. Implementation of SFAS 130 did not have a material adverse effect on the Company's financial condition or results of operations.

     In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," ("SFAS 131"). SFAS 131 establishes standards for the way public business enterprises are to report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS 131 supersedes numerous requirements in a previously issued statement -- SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise" -- but retains the requirement to report information about major customers. SFAS 131 is effective for financial statements for periods beginning after December 15, 1997. Due to its merger with Golden State, consummated shortly after the end of the March 1998 quarter, the Company did not implement SFAS 131.